SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 7, 2002
                                                          --------------

                                  GENUITY INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    000-30837                74-2864824
----------------------------  -----------------------    -------------------
(State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)



   225 Presidential Way, Woburn, MA                        01801
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(Address of Principal Executive Offices)                 (Zip Code)



       Registrant's Telephone Number, including Area Code: (781) 865-2000
                                                           --------------

                       This is Page 1 of 4 Pages. Exhibit
                            Index appears on Page 4.


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Item 5. Other Events

Today, Genuity Inc., a Delaware corporation, issued a press release stating that Chairman and Chief Executive Officer Paul R. Gudonis and Chief Financial Officer Dan O'Brien have signed and filed sworn statements with the U.S. Securities and Exchange Commission (SEC) attesting to the accuracy of the company's recent SEC filings. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits.
              ---------

              99.1     Press Release dated August 7, 2002 of Genuity Inc.

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                                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           GENUITY INC.


                                           By:      /s/ Daniel P. O'Brien
                                           -------------------------------------
                                           Name:    Daniel P. O'Brien
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer


Date:  August 7, 2002


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                              EXHIBIT INDEX

Exhibit No.             Description of Exhibits                      Page

   99.1       Press Release dated August 7, 2002 of Genuity Inc.       5




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